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                                THE BREMER FUNDS

                         Supplement dated March 28, 2003
                      to Prospectus dated January 28, 2003


The following supplements the information in the Prospectus under the heading "Management of the Funds:"

Effective March 28, 2003, Sandra A. Schimek resigned from her positions with the Investment Adviser and Bremer Funds and will no longer serve as portfolio co-manager of the Bond Fund. Timothy M. Johnson will continue as a co-manager of the Bond Fund.

James B. McCourtney has been appointed to replace Ms. Schimek as a co-manager of the Bond Fund. Jim is Assistant Vice President/Portfolio Manager of the Investment Adviser. Jim's focus is investment analysis, securities selection and portfolio management. He serves on the Investment Adviser's Investment Committee. Jim has over 10 years of investment experience. Prior to joining the Investment Adviser in 1997, Jim was an investment analyst and portfolio manager for American Bank, N.A. He has a BA degree in business administration from St. John's University. Jim is also a co-manager of the Bremer Growth Stock Fund.